UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

ELECTRO SCIENTIFIC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon		97229
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 641-4141

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 31, 2013, Electro Scientific Industries, Inc. (the “Company”) announced its financial results for the third quarter of fiscal 2013. The Company’s press release announcing this event is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 30, 2013, the Compensation Committee of the Board of Directors of the Company, in accordance with the terms of the Company’s 2004 Stock Incentive Plan, approved adjustments to outstanding stock options and stock-settled stock appreciation rights intended to preserve the value of the awards as a result of the $2.00 special dividend paid by the Company on December 27, 2012. As required by applicable tax rules, the exercise prices of awards with an exercise price of $11.70 (the closing market price on December 10, 2012, the day immediately prior to the ex-dividend date) or less were reduced by multiplying the exercise price by .8786, the ratio of the official closing price on the NASDAQ stock market on the ex-dividend date to the official closing price on the NASDAQ stock market on the day immediately prior to the ex-dividend date. Awards with an exercise price greater than $11.70 were adjusted to reduce the exercise price by $0.80, the Compensation Committee’s determination of the impact of the dividend on the value of the awards.

The adjustment to awards of options and stock settled stock appreciation rights issued to our principal executive officer, principal financial officer and other named executive officers were as follows:

Officer	Shares Underlying Awards at each Exercise Price	Exercise Price Pre-Adjustment	Exercise Price Post-Adjustment
Nicholas Konidaris, President and Chief Executive Officer	3,921	$25.50	$24.70
	17,652	$22.66	$21.86
	6,031	$16.58	$15.78
	420,000	$25.71	$24.91
	36,079	$25.50	$24.70
	100,000	$19.42	$18.62
	70,000	$20.00	$19.20
	22,348	$22.66	$21.86
	33,969	$16.58	$15.78
	150,000	$8.26	$7.26
	65,000	$14.64	$13.84
	64,000	$18.82	$18.02
Paul Oldham Vice President of Finance and Administration, Chief Financial Officer	15,000	$16.58	$15.78
	80,000	$18.91	$18.11
	90,000	$8.26	$7.26
	17,000	$14.64	$13.84
	18,000	$18.82	$18.02

Robert DeBakker Vice President of Worldwide Operations	14,000	$22.83	$22.03
	6,636	$16.58	$15.78
	50,000	$17.32	$16.52
	38,000	$19.84	$19.04
	35,000	$20.00	$19.20
	5,364	$16.58	$15.78
	50,000	$8.26	$7.26
	11,000	$14.64	$13.84
	8,000	$18.82	$18.02
Kerry Mustoe Vice President of Finance, Corporate Controller and Chief Accounting Officer	7,500	$20.16	$19.36
	976	$25.00	$24.20
	10,000	$22.83	$22.03
	8,000	$16.58	$15.78
	7,024	$25.00	$24.20
	9,000	$16.92	$16.12
	15,000	$19.84	$19.04
	20,000	$20.00	$19.20
	35,000	$8.26	$7.26
	10,000	$14.64	$13.84
	8,000	$18.82	$18.02
Bing-Fai Wong Vice President of Customer Operations	3,250	$16.58	$15.78
	10,000	$25.00	$24.20
	26,000	$19.84	$19.04
	8,667	$20.00	$19.20
	40,000	$8.26	$7.26
	11,000	$14.64	$13.84
	12,000	$18.82	$18.02

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated January 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2013

Electro Scientific Industries, Inc.

By:	/s/ Paul Oldham
Name:	Paul Oldham
Title:	Vice President of Administration, Chief Financial Officer and Corporate Secretary

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